Exhibit 99.1

NASDAQ:EU

TSXV:EU

April 3, 2025

www.encoreuranium.com

enCore Energy Education Society and Texas A&M University-Kingsville Establish

the Dr. Dennis Stover Fellowship; Investing in the Next Generation

DALLAS, April 3, 2025 – enCore Energy (NASDAQ: EU) (TSXV: EU) (the “Company” or “enCore”), is proud to announce the establishment of the Dr. Dennis Stover Fellowship at Texas A&M University-Kingsville (TAMUK) through the enCore Energy Education Society. This new fellowship honors Dennis Stover, PhD, a Director of enCore Energy and a pioneering developer of In-Situ Recovery (ISR) uranium extraction technology, a process that remains essential to the nuclear industry today. In recognition of his contributions, the enCore Energy Education Society has partnered with TAMUK’s Frank H. Dotterweich College of Engineering and the Wayne H. King Department of Chemical and Natural Gas Engineering to provide financial support for outstanding graduate students pursuing a master’s degree in chemical engineering.

Dr. Dennis Stover’s continuing five-decade career in uranium extraction and nuclear energy has helped shape the industry, advancing safe and sustainable fuel solutions. His professional journey in nuclear engineering began in South Texas, home to the first commercial ISR operation in the United States at the Clay West uranium project in 1975. His work continues to this day as he leads the advancement and improved efficiencies of wellfield development and plant operations at enCore’s Alta Mesa Project. While his work has spanned multiple states and countries, South Texas has remained the foundation of his hands-on experience and lasting professional relationships. Dr. Stover has long recognized Texas A&M University–Kingsville as a leading educational force in the uranium industry—not only in South Texas, but across the nation. Its engineering and geologic graduates have made significant contributions to the success of ISR uranium projects, and their impact continues to shape the future of clean energy.

Dr. Dennis Stover, Director of enCore Energy, stated: “I am honored that enCore Energy and the enCore Energy Education Society have chosen to support students at Texas A&M University-Kingsville, where so many talented engineers have begun their journeys. Education is the foundation of innovation, and I hope this fellowship will inspire and empower future generations of engineers to advance nuclear technology, just as I was once inspired. Investing in young minds is investing in the future of clean energy, and I am grateful to play a role in that legacy.”

Dr. James Palmer, Provost and Senior Vice President for Academic Affairs at TAMUK, stated: “Recruiting and retaining outstanding graduate students is essential to the continued growth and success of our Chemical Engineering program. The generosity of Dr. Dennis Stover’s friends and family in establishing this endowment will provide exceptional opportunities for our master’s students, empowering them to excel in their studies and research. This gift not only honors Dr. Stover’s continuing legacy but also reinforces the strength and future of the chemical engineering program for generations to come.”

The Dr. Dennis Stover Fellowship is a merit-based fellowship designed to support students demonstrating academic excellence, leadership potential, and a commitment to advancing engineering and nuclear technologies. The Dr. Dennis Stover Fellowship is originally funded by an initial $120,000 endowment from the enCore Energy Education Society, which has received financial support from enCore Energy Corp, Boss Energy Ltd and supporting companies and colleagues.

About the enCore Energy Education Society

The enCore Education Society is a Texas corporation with a 501(3)(c) application pending with the IRS. The Society is focused on providing financial resources for high school, college and university students pursuing an education in trades and professions necessary for the In-Situ Recovery (“ISR”) uranium extraction process providing the fuel for nuclear energy.

The enCore Energy Education Society and the TAMUK Foundation welcome contributions to support the Dr. Dennis Stover Fellowship. To make a donation directly to the fellowship, visit www.tamukfoundation.org and designate your gift to the Dr. Dennis Stover Fellowship or contact the enCore Energy Education Society, contact info@encore-education.org.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium company with multiple Central Processing Plants in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of In-Situ Recovery (“ISR”) uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey-Burdock project in South Dakota and the Gas Hills project in Wyoming. The Company holds other assets including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

The securities referenced herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any state securities laws and may not be offered or sold within the United States or to, or for account or benefit of, U.S. Persons (as defined in Regulation S under the 1933 Act) unless registered under the 1933 Act and applicable state securities laws, or an exemption from such registration requirements is available.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions, and beliefs. Forward-looking statements can often be identified by such words as “expects”, “plans”, “believes”, “intends”, “continue”, “potential”, “remains”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken. Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any information relating to statements regarding future or potential extraction, and any other statements regarding future expectations, beliefs, goals or prospects, statements regarding the success of current and future ISR operations, including projects in our pipeline, our accelerated wellfield development and uranium extraction plans, the ability to complete and expected timing of completion of permitting, the ability and timing of recruiting a new qualified chief executive officer should be considered forward looking statements. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risks and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward looking statement, including those described in greater detail in our filings with the SEC and on SEDAR+, particularly those described in our Annual Report on Form 10-K, annual information from and MD&A. Forward-looking statements necessarily involve known and unknown risks, including, without limitation, risks associated with assumptions regarding timing and schedule of the projects, general economic conditions; adverse industry events; future legislative and regulatory developments; the ability of enCore to implement its business strategies; and other risks. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation exploration and development risks, changes in commodity prices, access to skilled personnel, the results of exploration and development activities; extraction risks; uninsured risks; regulatory risks; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; increased competition; assumptions regarding market trends and the expected demand and desires for the Company’s products and proposed products; adverse market conditions, the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the various securities commissions which are available online at www.sec.gov and www.sedarplus.ca. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.